Right care. Right care. Right time. Right time. Right place. Right place. Amedisys Investor Presentation JP Morgan Healthcare Conference Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K,
copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
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Amedisys Strategy
Focusing on our four strategic areas will position us to grow through the headwinds we face
Outstanding Outcomes
for Our Patients In Their
Homes
Amedisys Care Centers
& Clinical Teams
Current State:
•
Investing in Quality
•
29% of centers at 4.0+
STARs
Current State:
•
Q3’15 same store Medicare
admissions growth of 4%
•
Q3’ 15 same store hospice
admissions growth 26%
•
Closed Infinity acquisition
Future:
•
All care centers at 4.0+
STARs at end of 2017
•
VBP opportunity
Current State:
•
Outsourcing of recruiting and
onboarding
•
Implement engagement plans
Future:
•
Lower voluntary turnover
•
Improved employee
engagement and retention
Current State:
•
126 centers currently on
HomeCare
HomeBase
•
Rationalizing IT infrastructure
Future:
•
Realize $40M -
$50M in
savings from IT and HCHB
efficiencies
Future:
•
Continued HH Medicare
and Hospice Growth
•
Continued strong cash
generation
•
Inorganic Growth

2016 and 2017 Headwinds & Tailwinds
Q2’16
Q4’16
Q2’17
Q4’17
Total Impact of Rate
Cut: $28M
2015
$40M -
$50M
Savings (HCHB
and IT
Efficiencies)
$40M -
$50M
Savings
$20M -
$25M
HCHB Efficiencies
$20M -
$25M IT
Efficiencies
Role Consolidation
Regionalize Roles
Optimize Clinician Mix
Increase Productivity
Lower Bad Debt
Coding Accuracy
Supplies Savings
Breakdown of Savings Opportunity
Impact of Rate Cuts and Savings Opportunity
Role Consolidation
Technology Savings

Roadmap to Annualized EBITDA Run Rate Improvement
We are projecting $40M -
$50M in annualized savings by Q4 2017.  These savings will be achieved through our IT restructure and HCHB Efficiencies
2016 Initiatives
$(5.0)
$25.0
$55.0
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
HCHB
IT
$40M -
$50M

Where we will focus our efforts in 2016 and 2017
2016-17 Initiatives
HomeCare
HomeBase
(HCHB)
implementation
Continuing to
invest in quality
Drive organic and
inorganic growth
•
126 of 411 care centers currently on HCHB
•
Targeting all care centers live on system by November 1
•
Anticipate productivity disruption in Q1 and Q2 (~200 care centers go live)
•
Initial STARs performance significantly better than the industry
•
Individualized improvement plans yielding results in only 6 months
•
Strong Medicare same store growth in home health and hospice
•
Tailoring business development efforts
•
Focused on business mix in home health
•
Infinity Homecare acquisition closed; pipeline remains strong

HCHB Implementation Timeline
We have accelerated our HCHB implementation timeline with a target Go-Live date of
November 1, 2016, seven months ahead of our original plan
Why Accelerate?
•
AMS2 specifications not designed for ongoing operation; rate of regulatory change increases risk of operating on older system
•
Desire to move to cheaper POC devices sooner
•
Impact on employee satisfaction and retention
•
Acceleration of operational efficiencies and impact on business
All Hospice
Centers on
HCHB
126 Centers
Live as of
January 11
*
*Includes 15 Infinity Care Centers
84
115
99
82
31
411
0
50
100
150
200
250
300
350
400
450
2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Total by Jan 1

Path to Productivity: Care Center Conversion
Initial implementation data shows that once a center is live on HCHB, they start to see an uptick in performance after 120 days
Center Performance
•
Productivity loss
due to system
learning curve
•
Additional loss
from operating on
two systems
during transition
•
Minor productivity
loss from splitting
focus
between
operations and
rollout preparation
•
Clinical: AMS2
cases discharged
or recertified; all
work on HCHB
•
Back Office: Some
AR/Billing still on
AMS2
•
All operations on
one system
•
Staff experienced
with HCHB
•
Opportunity to
measure
improvements
•
Sufficient data
available to track
performance
•
Regions and
centers start to
drive operational
efficiencies
Cases enroll
and
“recertify” in
HCHB
All clinical
operations on
HCHB
All back office
operations on
HCHB
Data available
to drive
performance
Centers supporting
2 systems
System support
HCHB only
Reports become
meaningful
Projected
Long Term
Efficiencies

Initial vs. Accelerated Implementation
Change in implementation timeline will result in deeper and more compact operational disruption, the end result is the same
Center Performance
Q116
•
115 conversions
•
Infinity integration
begins
•
Hospice rollout
completed
Q216
•
99 conversions
•
Deepest productivity
impact
YE 2015
•
84 care centers live
on HCHB
•
Collecting initial data
on conversions
•
Positive operational
response from first
sites
Q316
•
82 conversions
•
Operational recovery
becomes evident
Q416
•
31 conversions
•
Rationalization of IT
infrastructure
•
Standardization and
process improvement
work begins
May 2017
Projected
Long Term
Efficiencies
Original  Plan
New  Plan

What our People are Saying About HCHB
“I love the detail
and specificity of
the reporting on
HCHB”
“HCHB is
preparing our
people to a new
level of
accountability”
“I am spending
less time
documenting
because system
is easy to use ”
“We now have the
possibility to see
a complete
patient history on
HCHB”
“HCHB is
empowering our
clinicians to
become true case
managers”

Investing in Quality (STARs and VBP)
Annualized 2015 Revenue
in the pilot states
2018 Revenue
using
forecast growth in the pilot
states
+ / -
3% in 2018
for
excellent quality results
$230M
$277M
$8M
Year
+
/ -
Quality
%
$’s at risk or reward
(based
on 2018 revenue)
2019
5%
$14M
2020
6%
$17M
2021
7%
$19M
2022
8%
$22M
VBP States:
Average STARs Scores
Across all Rated Entities:
3.48
The average for the April
preview represents the
highest average Amedisys
entities have seen to date
Entities at 4+ STARs:
29%
All entities will be at 4+
STARs by YE 2017

Driving Growth –
Organic and Inorganic
2%
1%
3%
0%
4%
0%
1%
2%
3%
4%
5%
Q314
Q414
Q115
Q215
Q315
HH Same Store Medicare Admissions
-3%
2%
7%
11%
26%
-5%
0%
5%
10%
15%
20%
25%
30%
Q314
Q414
Q115
Q215
Q315
Hospice Same Store Admissions
Infinity Homecare Acquisition
Expanding our Ability to Care for Patients in Florida
Infinity Home Care adds 15 locations in 8
of 11 Florida districts including 48 counties
Balance Sheet and Cash Flow Metrics
Cash
$57
Total
Debt Outstanding
$100
Net Debt
(1)
$43
Leverage Ratio (net)
(2)
0.4x
LTM Adjusted
Free Cash Flow
(3)
$98

12 Investment Rationale STRONG CASH FLOW AND BALANCE SHEET EXPERIENCED MANAGED TEAM FRAGMENTED MARKET RIPE FOR CONSOLIDATION LOWEST COST POST - ACUTE SETTING PATIENT PREFERENCE AMEDISYS

Appendix

Summary Adjusted Financials
(4)
$ in Millions, except EPS
2014
2015
Variance
2014
2015
Variance
Home Health
237.2
253.4
16.2
717.4
742.6
25.2
Hospice
63.1
73.0
9.9
186.6
199.6
13.0
Total Revenue
$300.3
$326.4
$26.1
$904.0
$942.2
$38.2
Gross Margin %
43.4%
42.8%
(0.6%)
42.6%
43.4%
0.8%
Adjusted EBITDA
23.8
26.4
2.6
51.4
84.4
33.0
7.9%
8.1%
0.2%
5.7%
9.0%
3.3%
Adjusted EPS
$0.28
$0.34
$0.06
$0.46
$1.09
$0.63
Free cash flow
(3)
21.5
29.4
7.9
(89.0)
63.7
152.7
Outstanding debt
149.3
100.0
(49.3)
Cash balance
5.5
57.0
51.5
Available liquidity
(5)
96.2
236.0
139.8
YTD
Q3

Home
Health
Segment
–
Adjusted
Financials
and
Operating
Statistics
(4)
$ in Millions
Q314
Q315
Variance
Medicare
185.4
190.2
4.8
Non-Medicare
51.8
63.2
11.4
Home Health Revenue
$237.2
$253.4
$16.2
Gross Margin %
42.1%
40.8%
(1.3%)
Segment EBITDA
32.6
34.6
2.0
Medicare admit growth - same store
2%
4%
Medicare recertification rate
38%
38%
Medicare admits
42,770
44,434
Medicare recertifications
25,407
25,420
Non-Medicare admit growth - same store
26%
21%
Non-Medicare admits
20,585
24,792
Cost per visit
$85.47
$87.54
Quarterly Highlights
•
Revenue growth of $16.2M, or 7%
•
Same store admit growth in Medicare (+4%) and Non-Medicare (+21%)
•
Strong emphasis on business mix (Medicare vs. Non-Medicare)
•
Cost per visit increased $2.07 to $87.54
•
Anticipated increases from ICD-10 prep and headcount / contractor use to deal with growth
•
Some higher than anticipated cost from higher health insurance and workers’ comp

Hospice
Segment
–
Adjusted
Financials
and
Operating
Statistics
(4)
$ in Millions
Q314
Q315
Variance
Medicare
59.0
68.6
9.6
Non-Medicare
4.1
4.4
0.3
Hospice Revenue
$63.1
$73.0
$9.9
Gross Margin %
48.0%
49.6%
1.6%
Segment EBITDA
16.6
19.6
3.0
Admit growth - same store
(3%)
26%
ADC growth - same store
(3%)
17%
Admits
4,002
4,962
ADC
4,608
5,346
Revenue per day
$148.74
$148.47
Cost per day
$77.38
$74.82
Quarterly Highlights
•
Year-over-year revenue growth of $9.9M, or 16%
•
Patient census at quarter end of 5,524, an increase of 23% over census at 12/31/14
•
Second straight quarter of double-digit same store admission growth
•
Cost per day year-over-year decrease primarily driven by decrease in pharmacy costs

Endnotes
1.
Net debt defined as total outstanding debt ($100M) less cash ($57M) as of 9/30/15
2.
Net leverage ratio defined as net debt ($43M) divided by last twelve months adjusted EBITDA ($107M)
3.
Free cash flow defined as cash flow from operations less capital expenditures and required debt repayments.  Adjusted free cash flow on slide 11 adds back Department of Justice payment in 4Q14 of $35M.
4.
The
financial
results
for
the
three-month
periods
ended
September
30,
2014
and
September
30,
2015
are
adjusted
for
certain
items
and
should be considered a non-GAAP financial measure.  A reconciliation of these non-GAAP financial measures is included in the 8-K earnings release filed on November 4, 2015.
5.
Available liquidity defined as the sum of cash balance and available revolving line of credit.